SUPPLEMENT DATED FEBRUARY 22, 2010
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY ACCOLADE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

By supplement dated January 15, 2010, notice was given that the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio were scheduled to close and liquidate on April 16, 2010. This closing and liquidation is currently scheduled to occur on or about April 30, 2010 (the “Liquidation Date”). Allocations remaining in the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio on April 30, 2010, will be transferred to the Sun Capital Money Market Fund.

Prior to April 30, 2010, any transfers out of the OpCap Managed Sub-Account, OpCap Mid Cap Sub-Account, and NACM Small Cap Sub-Account into any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations.

After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the OpCap Managed Sub-Account, OpCap Mid Cap Sub-Account, and NACM Small Cap Sub-Account will continue with the Sun Capital Money Market Sub-Account replacing these Sub-Accounts.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade 2/2010